CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

DERIVED INFORMATION   [5/12/04]

[$525,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,100,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-4

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/04 cutoff date.  Approximately 21.8% of the mortgage loans do not provide for any payments of principal in the first two, three, five or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	6,764
Total Outstanding Loan Balance	$1,059,074,479*	Min	Max
Average Loan Current Balance	$156,575	$3,297	$1,000,000
Weighted Average Original LTV	81.1%**
Weighted Average Coupon	7.14%	4.50%	14.15%
Arm Weighted Average Coupon	7.08%
Fixed Weighted Average Coupon	7.38%
Weighted Average Margin	6.32%	1.18%	11.01%
Weighted Average FICO (Non-Zero)	625
Weighted Average Age (Months)	3
% First Liens	98.0%
% Second Liens	2.0%
% Arms	82.0%
% Fixed	18.0%
% of Loans with Mortgage Insurance	0.1%

*

Total collateral will be approximately [$1,100,000,050]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%
	No of	Scheduled	Scheduled
Current Rate (%)	Loans	Balance	Balance
0.01 - 5.00	90	23,503,815	2.2
5.01 - 5.50	218	47,730,907	4.5
5.51 - 6.00	504	112,565,014	10.6
6.01 - 6.50	937	187,954,753	17.7
6.51 - 7.00	1,058	190,772,706	18.0
7.01 - 7.50	932	149,533,490	14.1
7.51 - 8.00	973	142,743,749	13.5
8.01 - 8.50	610	81,924,794	7.7
8.51 - 9.00	474	60,099,863	5.7
9.01 - 9.50	233	22,663,941	2.1
9.51 - 10.00	189	14,691,597	1.4
10.01 - 10.50	115	8,005,423	0.8
10.51 - 11.00	86	5,345,099	0.5
11.01 - 11.50	65	2,958,001	0.3
11.51 - 12.00	140	3,771,853	0.4
12.01 - 12.50	83	2,732,245	0.3
12.51 - 13.00	32	1,246,009	0.1
13.01 - 13.50	21	677,312	0.1
13.51 - 14.00	2	90,275	0.0
14.01 - 14.50	2	63,632	0.0
Total:	6,764	1,059,074,479	100.0

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

		Total	%
	No of	Scheduled	Scheduled
FICO	Loans	Balance	Balance
Unavailable	3	305,296	0.0
476 - 500	13	2,022,932	0.2
501 - 525	317	45,770,863	4.3
526 - 550	543	78,542,682	7.4
551 - 575	708	95,571,314	9.0
576 - 600	1,035	145,588,330	13.7
601 - 625	1,107	158,342,547	15.0
626 - 650	1,212	192,089,764	18.1
651 - 675	754	130,877,982	12.4
676 - 700	509	99,162,325	9.4
701 - 725	246	47,702,677	4.5
726 - 750	192	38,797,711	3.7
751 - 775	83	15,793,968	1.5
776 - 800	35	7,347,435	0.7
801 - 825	7	1,158,653	0.1
Total:	6,764	1,059,074,479	100.0

		Total	%
	No of	Scheduled	Scheduled
Scheduled Balance	Loans	Balance	Balance
<= 50,000	657	20,150,627	1.9
50,001 - 100,000	1,677	128,790,420	12.2
100,001 - 150,000	1,730	213,878,355	20.2
150,001 - 200,000	996	171,753,753	16.2
200,001 - 250,000	624	139,337,843	13.2
250,001 - 300,000	380	103,924,247	9.8
300,001 - 350,000	251	81,093,437	7.7
350,001 - 400,000	190	71,263,031	6.7
400,001 - 450,000	99	42,157,194	4.0
450,001 - 500,000	78	37,154,630	3.5
500,001 - 550,000	24	12,560,738	1.2
550,001 - 600,000	33	19,108,650	1.8
600,001 >=	25	17,901,555	1.7
Total:	6,764	1,059,074,479	100.0

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

		Total	%
	No of	Scheduled	Scheduled
Original LTV (%) *	Loans	Balance	Balance
<= 50.000	142	18,765,144	1.8
50.001 - 55.000	65	10,467,035	1.0
55.001 - 60.000	86	12,878,970	1.2
60.001 - 65.000	174	26,369,321	2.5
65.001 - 70.000	282	46,466,008	4.4
70.001 - 75.000	469	76,080,639	7.2
75.001 - 80.000	2,992	491,652,043	46.4
80.001 - 85.000	611	98,160,171	9.3
85.001 - 90.000	887	157,132,033	14.8
90.001 - 95.000	461	63,218,613	6.0
95.001 - 100.000	595	57,884,502	5.5
Total:	6,764	1,059,074,479	100.0

*     Note, for second liens, CLTV is employed in this calculation.

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	% Scheduled Balance
Full	4,450	656,375,424	62.0
Reduced	1,230	206,888,614	19.5
No Income/ No Asset	58	10,760,213	1.0
Stated Income / Stated Assets	1,026	185,050,228	17.5
Total:	6,764	1,059,074,479	100.0

		Total	%
	No of	Scheduled	Scheduled
Occupancy Status	Loans	Balance	Balance
Primary	6,204	989,411,007	93.4
Second Home	36	4,713,099	0.4
Investment	524	64,950,372	6.1
Total:	6,764	1,059,074,479	100.0

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

		Total	%
	No of	Scheduled	Scheduled
State	Loans	Balance	Balance
California	1,426	325,111,678	30.7
Florida	749	94,650,120	8.9
New York	315	74,216,865	7.0
Washington	229	38,770,229	3.7
Illinois	248	38,314,355	3.6
Arizona	279	37,046,596	3.5
Nevada	199	33,948,972	3.2
Texas	301	32,799,637	3.1
Massachusetts	143	32,371,634	3.1
Michigan	295	27,990,081	2.6
Ohio	291	27,275,780	2.6
Oregon	169	26,791,409	2.5
Maryland	146	26,355,450	2.5
Colorado	160	26,112,462	2.5
Virginia	161	23,642,656	2.2
Other	1,653	193,676,556	18.3
Total:	6,764	1,059,074,479	100.0

		Total	%
	No of	Scheduled	Scheduled
Purpose	Loans	Balance	Balance
Purchase	3,293	493,832,000	46.6
Refinance - Rate Term	453	60,571,843	5.7
Refinance - Cashout	3,018	504,670,635	47.7
Total:	6,764	1,059,074,479	100.0

		Total	%
	No of	Scheduled	Scheduled
Product	Loans	Balance	Balance
Arm 2/28	4,359	719,449,726	67.9
Arm 3/27	808	141,197,074	13.3
Arm 5/25	35	7,649,643	0.7
Fixed – Balloon 15 /30	23	1,877,689	0.2
Fixed Rate	1,539	188,900,347	17.8
Total:	6,764	1,059,074,479	100.0

		Total	%
	No of	Scheduled	Scheduled
Property Type	Loans	Balance	Balance
Single Family Residence	5,422	820,571,077	77.5
PUD	542	97,521,611	9.2
2 Family	296	58,031,182	5.5
Condo	322	46,403,407	4.4
3-4 Family	137	30,797,470	2.9
Co-op	43	5,305,102	0.5
Manufactured Housing	2	444,630	0.0
Total:	6,764	1,059,074,479	100.0

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

		Total	%
	No of	Scheduled	Scheduled
Margin (%)	Loans	Balance	Balance
0.01 - 4.00	88	20,299,214	2.3
4.01 - 4.50	110	24,788,944	2.9
4.51 - 5.00	317	57,952,276	6.7
5.01 - 5.50	720	127,948,768	14.7
5.51 - 6.00	642	112,077,785	12.9
6.01 - 6.50	729	126,242,583	14.5
6.51 - 7.00	1,410	255,058,693	29.4
7.01 - 7.50	447	57,326,190	6.6
7.51 - 8.00	329	40,218,629	4.6
8.01 - 8.50	192	22,701,616	2.6
8.51 - 9.00	148	16,293,832	1.9
9.01 - 9.50	47	4,636,546	0.5
9.51 - 10.00	11	1,443,005	0.2
10.01 - 10.50	9	1,082,826	0.1
10.51 >=	3	225,537	0.0
Total:	5,202	868,296,443	100.0

		Total	%
	No of	Scheduled	Scheduled
Months to Rate Reset	Loans	Balance	Balance
1 - 3	2	397,092	0.0
7 - 9	4	456,878	0.1
10 - 12	36	6,509,180	0.7
13 - 15	5	883,631	0.1
16 - 18	54	11,012,805	1.3
19 - 21	1,585	278,489,007	32.1
22 - 24	2,743	433,079,664	49.9
28 - 30	16	2,583,679	0.3
31 - 33	252	46,734,990	5.4
34 - 36	470	80,499,873	9.3
37 >=	35	7,649,643	0.9
Total:	5,202	868,296,443	100.0

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

		Total	%
	No of	Scheduled	Scheduled
Maximum Rate (%)	Loans	Balance	Balance
9.51 - 11.50	195	39,653,759	4.6
11.51 - 12.00	255	59,937,485	6.9
12.01 - 12.50	522	104,479,894	12.0
12.51 - 13.00	666	129,877,998	15.0
13.01 - 13.50	623	114,331,962	13.2
13.51 - 14.00	620	100,947,917	11.6
14.01 - 14.50	624	92,389,530	10.6
14.51 - 15.00	719	103,972,985	12.0
15.01 - 15.50	455	61,850,141	7.1
15.51 - 16.00	333	41,707,232	4.8
16.01 - 16.50	89	9,025,739	1.0
16.51 - 17.00	42	4,184,472	0.5
17.01 - 17.50	24	2,507,913	0.3
17.51 - 18.00	19	2,112,764	0.2
18.01 >=	16	1,316,651	0.2
Total:	5,202	868,296,443	100.0

		Total	%
	No of	Scheduled	Scheduled
Minimum Rate (%)	Loans	Balance	Balance
<= 4.50	35	8,241,109	0.9
4.51 - 5.50	352	79,821,178	9.2
5.51 - 6.00	415	91,815,523	10.6
6.01 - 6.50	739	144,432,953	16.6
6.51 - 7.00	814	144,273,018	16.6
7.01 - 7.50	753	119,001,223	13.7
7.51 - 8.00	837	123,677,150	14.2
8.01 - 8.50	533	72,181,672	8.3
8.51 - 9.00	398	51,658,959	5.9
9.01 - 9.50	153	16,303,658	1.9
9.51 - 10.00	89	8,213,384	0.9
10.01 - 10.50	34	3,769,585	0.4
10.51 - 11.00	26	2,701,642	0.3
11.01 - 11.50	13	994,843	0.1
11.51 - 12.00	8	793,368	0.1
12.01 - 12.50	2	365,867	0.0
12.51 >=	1	51,311	0.0
Total:	5,202	868,296,443	100.0

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

		Total	%
	No of	Scheduled	Scheduled
Initial Periodic Cap (%)	Loans	Balance	Balance
1.00	16	2,653,704	0.3
1.50	33	5,362,790	0.6
2.00	217	56,573,972	6.5
3.00	4,914	799,490,726	92.1
5.00	22	4,215,250	0.5
Total:	5,202	868,296,443	100.0

		Total	%
	No of	Scheduled	Scheduled
Subsequent Periodic Cap (%)	Loans	Balance	Balance
1.00	3,332	532,028,239	61.3
1.50	1,870	336,268,204	38.7
Total:	5,202	868,296,443	100.0

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

Statistical Collateral Summary – Loan Group 2

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 6/01/04 cutoff date.   Approximately 23.6% of the group 1 mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	2,010
Total Outstanding Loan Balance	$396,348,930*	Min	Max
Average Loan Current Balance	$197,189	$5,794	$1,000,000
Weighted Average Original LTV	81.3%**
Weighted Average Coupon	7.12%	4.50%	13.90%
Arm Weighted Average Coupon	7.06%
Fixed Weighted Average Coupon	7.37%
Weighted Average Margin	6.23%	1.18%	11.01%
Weighted Average FICO (Non-Zero)	626
Weighted Average Age (Months)	3
% First Liens	97.7%
% Second Liens	2.3%
% Arms	81.5%
% Fixed	18.5%
% of Loans with Mortgage Insurance	0.1%

*    Total group 1 collateral will be approximately [$415,500,000]

**   Note, for second liens, CLTV is employed in this calculation

		Total
	No of	Scheduled
Current Rate (%)	Loans	Balance	% Scheduled Balance
0.01 - 5.00	37	12,336,029	3.1
5.01 - 5.50	65	19,148,245	4.8
5.51 - 6.00	168	52,335,660	13.2
6.01 - 6.50	269	70,193,366	17.7
6.51 - 7.00	309	70,926,081	17.9
7.01 - 7.50	237	49,370,412	12.5
7.51 - 8.00	211	40,317,953	10.2
8.01 - 8.50	123	19,595,197	4.9
8.51 - 9.00	180	24,992,786	6.3
9.01 - 9.50	144	14,716,571	3.7
9.51 - 10.00	98	9,281,696	2.3
10.01 - 10.50	48	4,738,740	1.2
10.51 - 11.00	41	3,504,184	0.9
11.01 - 11.50	26	1,660,404	0.4
11.51 - 12.00	34	1,731,947	0.4
12.01 - 12.50	13	1,035,080	0.3
12.51 - 13.00	5	340,671	0.1
13.01 - 13.50	1	59,191	0.0
13.51 - 14.00	1	64,718	0.0
Total:	2,010	396,348,930	100.0

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

		Total
	No of	Scheduled
FICO	Loans	Balance	% Scheduled Balance
Unavailable	2	85,896	0.0
476 - 500	4	409,901	0.1
501 - 525	163	21,431,537	5.4
526 - 550	208	30,808,468	7.8
551 - 575	212	33,476,428	8.4
576 - 600	268	51,774,579	13.1
601 - 625	302	57,455,950	14.5
626 - 650	324	70,434,622	17.8
651 - 675	208	48,342,985	12.2
676 - 700	136	38,254,069	9.7
701 - 725	71	16,946,659	4.3
726 - 750	69	17,068,635	4.3
751 - 775	33	7,167,624	1.8
776 - 800	9	2,585,482	0.7
801 - 825	1	106,096	0.0
Total:	2,010	396,348,930	100.0

		Total
	No of	Scheduled
Scheduled Balance	Loans	Balance	% Scheduled Balance
<= 50,000	124	4,545,900	1.1
50,001 - 100,000	496	37,559,934	9.5
100,001 - 150,000	494	60,739,977	15.3
150,001 - 200,000	227	39,053,254	9.9
200,001 - 250,000	113	25,016,319	6.3
250,001 - 300,000	59	15,950,207	4.0
300,001 - 350,000	95	31,785,424	8.0
350,001 - 400,000	156	58,469,322	14.8
400,001 - 450,000	90	38,424,703	9.7
450,001 - 500,000	74	35,232,948	8.9
500,001 - 550,000	24	12,560,738	3.2
550,001 - 600,000	33	19,108,650	4.8
600,001 >=	25	17,901,555	4.5
Total:	2,010	396,348,930	100.0

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           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

		Total
	No of	Scheduled
Original LTV (%) *	Loans	Balance	% Scheduled Balance
<= 50.000	35	5,241,200	1.3
50.001 - 55.000	14	2,914,319	0.7
55.001 - 60.000	27	4,005,345	1.0
60.001 - 65.000	60	10,668,527	2.7
65.001 - 70.000	112	18,996,246	4.8
70.001 - 75.000	217	36,176,817	9.1
75.001 - 80.000	838	171,272,571	43.2
80.001 - 85.000	201	41,179,763	10.4
85.001 - 90.000	236	60,609,962	15.3
90.001 - 95.000	98	20,643,450	5.2
95.001 - 100.000	172	24,640,730	6.2
Total:	2,010	396,348,930	100.0

*     Note, for second liens, CLTV is employed in this calculation.

		Total
	No of	Scheduled
Documentation Type	Loans	Balance	% Scheduled Balance
Full	1,307	247,288,867	62.4
Reduced	292	66,603,305	16.8
No Income/ No Asset	40	6,972,158	1.8
Stated Income / Stated Assets	371	75,484,601	19.0
Total:	2,010	396,348,930	100.0

		Total
	No of	Scheduled
Occupancy Status	Loans	Balance	% Scheduled Balance
Primary	1,819	371,104,164	93.6
Second Home	11	1,845,314	0.5
Investment	180	23,399,452	5.9
Total:	2,010	396,348,930	100.0

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           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

		Total
	No of	Scheduled
State	Loans	Balance	% Scheduled Balance
California	483	145,609,814	36.7
Florida	234	34,438,555	8.7
New York	83	23,379,711	5.9
Georgia	119	16,630,090	4.2
Massachusetts	66	15,462,995	3.9
Washington	72	14,696,872	3.7
Nevada	64	14,338,232	3.6
Oregon	63	11,576,663	2.9
Colorado	43	9,154,703	2.3
Illinois	38	8,866,867	2.2
Maryland	32	8,819,216	2.2
Arizona	51	8,735,292	2.2
Ohio	76	7,556,216	1.9
Texas	49	7,416,735	1.9
Michigan	90	7,404,841	1.9
Other	447	62,262,129	15.7
Total:	2,010	396,348,930	100.0

		Total
	No of	Scheduled
Purpose	Loans	Balance	% Scheduled Balance
Purchase	784	162,739,453	41.1
Refinance - Rate Term	134	22,886,700	5.8
Refinance - Cashout	1,092	210,722,777	53.2
Total:	2,010	396,348,930	100.0

		Total
	No of	Scheduled
Product	Loans	Balance	% Scheduled Balance
Arm 2/28	1,265	263,822,256	66.6
Arm 3/27	252	56,091,045	14.2
Arm 5/25	7	3,001,948	0.8
Fixed - Balloon 15 /30	9	1,414,145	0.4
Fixed Rate	477	72,019,535	18.2
Total:	2,010	396,348,930	100.0

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           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

		Total
	No of	Scheduled
Property Type	Loans	Balance	% Scheduled Balance
Single Family Residence	1,666	320,491,609	80.9
PUD	146	37,809,900	9.5
Condo	96	17,046,670	4.3
2 Family	66	12,973,638	3.3
3-4 Family	33	7,202,361	1.8
Manufactured Housing	2	444,630	0.1
Co-op	1	380,123	0.1
Total:	2,010	396,348,930	100.0

		Total
	No of	Scheduled
Margin (%)	Loans	Balance	% Scheduled Balance
0.01 - 4.00	21	6,685,645	2.1
4.01 - 4.50	38	12,933,011	4.0
4.51 - 5.00	150	30,278,728	9.4
5.01 - 5.50	208	50,396,510	15.6
5.51 - 6.00	193	42,416,087	13.1
6.01 - 6.50	203	46,132,565	14.3
6.51 - 7.00	357	85,548,373	26.5
7.01 - 7.50	107	18,561,215	5.7
7.51 - 8.00	85	12,653,221	3.9
8.01 - 8.50	53	5,831,383	1.8
8.51 - 9.00	54	5,518,729	1.7
9.01 - 9.50	37	3,624,815	1.1
9.51 - 10.00	9	1,256,911	0.4
10.01 - 10.50	6	852,522	0.3
10.51 >=	3	225,537	0.1
Total:	1,524	322,915,250	100.0

		Total
	No of	Scheduled
Months to Rate Reset	Loans	Balance	% Scheduled Balance
7 - 9	4	456,878	0.1
10 - 12	21	3,547,220	1.1
13 - 15	5	883,631	0.3
16 - 18	16	4,227,407	1.3
19 - 21	688	133,772,850	41.4
22 - 24	584	129,417,056	40.1
28 - 30	4	1,072,934	0.3
31 - 33	65	18,486,774	5.7
34 - 36	130	28,048,550	8.7
37 >=	7	3,001,948	0.9
Total:	1,524	322,915,250	100.0

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

		Total
	No of	Scheduled
Maximum Rate (%)	Loans	Balance	% Scheduled Balance
9.51 - 11.50	96	20,154,922	6.2
11.51 - 12.00	123	33,943,676	10.5
12.01 - 12.50	159	41,127,930	12.7
12.51 - 13.00	218	56,755,212	17.6
13.01 - 13.50	179	43,368,432	13.4
13.51 - 14.00	152	34,523,053	10.7
14.01 - 14.50	112	24,019,393	7.4
14.51 - 15.00	145	27,595,604	8.5
15.01 - 15.50	95	13,866,356	4.3
15.51 - 16.00	114	14,269,206	4.4
16.01 - 16.50	59	5,958,616	1.8
16.51 - 17.00	27	2,671,908	0.8
17.01 - 17.50	15	1,793,057	0.6
17.51 - 18.00	17	1,841,302	0.6
18.01 >=	13	1,026,584	0.3
Total:	1,524	322,915,250	100.0

		Total
	No of	Scheduled
Minimum Rate (%)	Loans	Balance	% Scheduled Balance
<= 4.50	11	3,584,373	1.1
4.51 - 5.50	104	34,750,997	10.8
5.51 - 6.00	129	41,811,598	12.9
6.01 - 6.50	209	54,080,416	16.7
6.51 - 7.00	233	54,793,211	17.0
7.01 - 7.50	184	38,917,136	12.1
7.51 - 8.00	168	34,217,966	10.6
8.01 - 8.50	98	15,535,878	4.8
8.51 - 9.00	147	20,549,621	6.4
9.01 - 9.50	105	11,279,317	3.5
9.51 - 10.00	66	5,941,379	1.8
10.01 - 10.50	25	3,054,729	0.9
10.51 - 11.00	23	2,322,349	0.7
11.01 - 11.50	11	865,733	0.3
11.51 - 12.00	8	793,368	0.2
12.01 - 12.50	2	365,867	0.1
12.51 >=	1	51,311	0.0
Total:	1,524	322,915,250	100.0

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-4

		Total
	No of	Scheduled
Initial Periodic Cap (%)	Loans	Balance	% Scheduled Balance
1.00	14	2,277,570	0.7
1.50	6	1,479,202	0.5
2.00	66	26,452,000	8.2
3.00	1,437	292,158,478	90.5
5.00	1	548,000	0.2
Total:	1,524	322,915,250	100.0

		Total
	No of	Scheduled
Subsequent Periodic Cap (%)	Loans	Balance	% Scheduled Balance
1.00	1,182	221,907,910	68.7
1.50	342	101,007,340	31.3
Total:	1,524	322,915,250	100.0